Healthcare Recoveries

Webcast Presentation

August 7, 2001

Safe Harbor Statement

This presentation contains written and oral statements that constitute "Forward-looking Statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include the intent, belief or current expectations of the Company and members of its management team, current operating trends and the Company's future financial performance and operating results, as well as the assumptions on which such statements are based. Prospective investors are cautioned that the forward-looking statements contained in this presentation are not guarantees of future performance and involve risks and uncertainties, and that the actual results may differ materially from those contemplated by such forward-looking statements. Important factors that could cause actual results to differ materially from those contemplated in this presentation include, but are not limited to, the Company's lack of operating history in the property and casualty market, the ability of the Company to replicate the recoveries and gross margins achieved in the healthcare subrogation market in the property and casualty market, the ability of the Company to successfully implement its sales and marketing strategy, product development strategy, operating strategy and acquisition strategy, the Company's ability to manage growth, changes in laws and government regulations applicable to the Company, changes in historical relationships among such key operating indicators as lives sold, lives installed, backlog and throughput and in the predictive value of these indicators with respect to certain aspects of the Company's financial results and all the risks inherent in the development and implementation of a new product or service. Additional factors that could cause actual results to differ materially from those contemplated in this presentation can be found in the Company's Safe Harbor Compliance Statement included as Exhibit 99.1 to its Annual Report on Form 10-K for the year ended December 31, 2000.

Earnings per Share - Base Business



$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.12
$0.14
$0.23
$0.31
Q2 '00
Q2 '01
YTD '00
YTD'01
EPS

HealthcareRecoveries

Earnings per Share - As Reported



$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.12
$0.11
$0.22
$0.25
Q2 '00
Q2 '01
YTD '00
YTD'01
EPS

HealthcareRecoveries

EBITDA - Base Business



$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$3,892
$3,974
$7,452
$8,367
Q2 '00
Q2 '01
YTD '00
YTD'01
EBITDA ($000)

EBITDA - As Reported



$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$3,892
$3,436
$7,362
$7,323
Q2 '00
Q2 '01
YTD '00
YTD'01
EBITDA ($000)

2001 Base Business - All Products Lives Sold Year To Date


Lives in Millions
12.0
10.0
8.0
6.0
4.0
2.0
0.0
8.0
Sold YTD

NOTE: As of June 30, 2001; See the Safe Harbor Statement.

2001 Base Business - All Products Annual Forecast vs. Sold YTD


Lives in Millions
12.0
10.0
8.0
6.0
4.0
2.0
0.0
12.0
8.0
Annual Forecast
Sold YTD

NOTE: As of June 30, 2001; See the Safe Harbor Statement.

HealthcareRecoveries

2001 Base Business - All Products Sold YTD + Contracts in Negotiation



Lives in Millions
20.0
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
16.4
12.0
8.4
8.0
Annual Forecast
Sold YTD
CIN

NOTE: As of June 30, 2001; See the Safe Harbor Statement.

Base Business: Cross-Sold Lives



Lives in Millions
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
2.3
2.1
3.1
3.5
6.3
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Lives with Multiple Products - In Millions

NOTE: As of June 30, 2001; See the Safe Harbor Statement.

2001 TransPaC Solutions
NPE Sold



Net Premium
Earned in
Millions
$500
$400
$300
$200
$100
$0
$77
Sold

NOTE: As of June 30, 2001; See the Safe Harbor Statement.

2001 TransPaC Solutions
NPE Sold + CIN



Net Premium Earned in Millions
$500
$400
$300
$200
$100
$0
$369
$77
$77
Sold
CIN

NOTE: As of June 30, 2001; See the Safe Harbor Statement.

2001 Troveris

- Different Sales Process
- Current Pipeline:
  - 12 Prospects
  - 18 Million Lives
  - 2 Proposals

Cash Flow from Operations



$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$3,445
$1,752
$3,709
$1,269
$3,054
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Cash Flow from Operations ($000)

Goodwill Effect

($s in millions, except per share data)

	2001(E)	2000	1999
Goodwill - NBV	$ 34.8	$ 30.8	$ 26.8
Pretax Income Increase	$ 1.6	$ 1.5	$ 1.0

Goodwill Effect

($s in millions, except per share data)

	2001(E)	2000	1999
Net Income Increase	$ 0.9	$0.9	$ 0.6
EPS Increase	$ 0.10	$ 0.08	$ 0.05

Healthcare Recoveries